EXHIBIT 99.1

JOINT FILING AGREEMENT

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, the undersigned agree to the joint filing of a Statement on Schedule 13G (including any and all amendments thereto) with respect to the Common Stock, $0.01 par value, of Cobalt International Energy, Inc. and further agree to the filing of this agreement as an Exhibit thereto.  In addition, each party to this Agreement expressly authorizes each other party to this Agreement to file on its behalf any and all amendments to such Statement on Schedule 13G.

Dated: February 14, 2011

C/R ENERGY GP III, LLC

By:	/s/ Pierre F. Lapeyre, Jr.
Name:	Pierre F. Lapeyre, Jr.
Title:	Managing Director

CARLYLE/RIVERSTONE ENERGY PARTNERS III, L.P.

By:	C/R ENERGY GP III, LLC, its General Partner

By:	/s/ Catherine L. Ziobro, Attorney-in-Fact
Name:	David M. Rubenstein
Title:	Managing Director

CARLYLE/RIVERSTONE GLOBAL ENERGY AND POWER FUND III, L.P.

By:	CARLYLE/RIVERSTONE ENERGY PARTNERS III, L.P., its General Partner

By:	C/R ENERGY GP III, LLC, its General Partner

By:	/s/ Catherine L. Ziobro, Attorney-in-Fact
Name:	David M. Rubenstein
Title:	Managing Director

C/R ENERGY III COBALT PARTNERSHIP, L.P.

By:	CARLYLE/RIVERSTONE ENERGY PARTNERS III, L.P., its General Partner

By:	C/R ENERGY GP III, LLC, its General Partner

By:	/s/ Catherine L. Ziobro, Attorney-in-Fact
Name:	David M. Rubenstein
Title:	Managing Director

CARLYLE ENERGY COINVESTMENT III, L.P.

By:	CARLYLE ENERGY COINVESTMENT III GP, L.L.C., its General Partner

By:	TCG HOLDINGS, L.L.C., its General Partner

By:	/s/ Catherine L. Ziobro, Attorney-in-Fact
Name:	David M. Rubenstein
Title:	Managing Director

C/R ENERGY GP II, LLC

By:	/s/ Pierre F. Lapeyre, Jr.
Name:	Pierre F. Lapeyre, Jr.
Title:	Managing Director

CARLYLE/RIVERSTONE ENERGY PARTNERS II, L.P.

By:	C/R Energy GP II, LLC, its General Partner

By:	/s/ Pierre F. Lapeyre, Jr.
Name:	Pierre F. Lapeyre, Jr.
Title:	Managing Director

C/R COBALT INVESTMENT PARTNERSHIP, L.P.

By:	CARLYLE/RIVERSTONE ENERGY PARTNERS II, L.P., its General Partner

By:	C/R Energy GP II, LLC, its General Partner

By:	/s/ Pierre F. Lapeyre, Jr.
Name:	Pierre F. Lapeyre, Jr.
Title:	Managing Director

C/R ENERGY COINVESTMENT II, L.P.

By:	CARLYLE/RIVERSTONE ENERGY PARTNERS II, L.P., its General Partner

By:	C/R Energy GP II, LLC, its General Partner

By:	/s/ Pierre F. Lapeyre, Jr.
Name:	Pierre F. Lapeyre, Jr.
Title:	Managing Director

RIVERSTONE ENERGY COINVESTMENT III, L.P.

By:	RIVERSTONE COINVESTMENT GP LLC, its General Partner

By:	Riverstone Holdings LLC, its Managing Member

By:	/s/ Pierre F. Lapeyre, Jr.
Name:	Pierre F. Lapeyre, Jr.
Title:	Managing Director